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                                                                      Exhibit 23


                           INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-58259 of The Elder-Beerman Stores Corp. on Form S-8 of our report dated May 27, 1999, appearing in this report on Form 11-K of The Elder-Beerman Stores Corp. Retirement Saving Plan for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP

Dayton, Ohio
June 28, 1999